Exhibit 99.1

FOR IMMEDIATE RELEASE

FORWARD REPORTS FISCAL 2019 RESULTS

Revenues of $37.4 million and operating loss of $3.1 million for the year

West Palm Beach, FL – December 27, 2019 – Forward Industries, Inc. (NASDAQ:FORD), a single source solution provider for the full spectrum of hardware and software product design and engineering services as well as a designer and distributer of carry and protective solutions, today announced financial results for the year ended September 30, 2019.

Included in the 2019 financial results are the results of our consolidated entity, Intelligent Product Solutions (IPS), our design and development business, which we acquired on January 18, 2018.

Full Fiscal Year 2019 Financial Highlights

•	Revenues were $37.4 million compared to $34.5 million for 2018. An increase of 8.4%.

•	Loss from Operations was $3.1 million compared to income of $261 thousand in 2018.

•	Gross profit percentage decreased to 17.6% compared to 19% in 2018.

•	Net loss was $3.6 million compared to net income of $632 thousand in 2018 (inclusive of a 510 thousand credit for a change in fair value of the IPS earnout consideration in 2018).

•	Net loss per share was $(0.38) compared to Net income per share of $0.15 for 2018.

•	Cash and cash equivalents totaled $3.1 million at September 30, 2019.

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Terry Wise, Chief Executive Officer of Forward Industries, stated, “The fiscal year results have been disappointing. However, they are largely due to one off non-recurring issues and additionally, relate to isolated customers within our design division. Our underlying business remains positive. During this first quarter, we have made strong progress in establishing profitable and growth oriented new business lines. Our range of smart enabled retail products is particularly encouraging. The Mooni lighting product was featured in the Good Morning America Holiday show and we have started to make notable progress with US retailers with our new product offerings. I therefore look to the new fiscal year with confidence for Forward’s future.”

The tables below are derived from the Company’s consolidated financial statements included in its Form 10-K filed on December 27, 2019 with the Securities and Exchange Commission. Please refer to the Form 10-K for complete financial statements and further information regarding the Company’s results of operations and financial condition relating to the fiscal years ended September 30, 2019 and 2018. Please also refer to the Form 10-K for a discussion of risk factors applicable to the Company and its business.

Note Regarding Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 including statements regarding progress from retail and establishing profitable growing sectors opportunities from new developments.  Forward has tried to identify these forward-looking statements by using words such as “may”, “should,” “expect,” “hope,” “anticipate,” “believe,” “intend,” “plan,” “estimate” and similar expressions. These forward-looking statements are based on information currently available to the Company and are subject to a number of risks, uncertainties and other factors that could cause its actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. These risks include the inability to expand our customer base, pricing pressures, lack of success of our sales people, failure to develop products at a profit, unanticipated issues with Mooni and their relationship with retail outlets in the U.S., failure to commercialize products that we develop and unanticipated issues with our affiliated sourcing agent, failure to take advantage of synergies between IPS and Forward and issues integrating with IPS. No assurance can be given that the actual results will be consistent with the forward-looking statements. Investors should read carefully the factors described in the “Risk Factors” section of the Company’s filings with the SEC, including the Company’s Form 10-K for the year ended September 30, 2019 for information regarding risk factors that could affect the Company’s results. Except as otherwise required by Federal securities laws, Forward undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason.

About Forward Industries

Forward is a fully integrated design, development and manufacturing solution to top tier medical and technology customers worldwide. Through its acquisition of Intelligent Product Solutions (“IPS”), the Company has expanded its ability to design and develop solutions for our existing multinational client base and expand beyond the diabetic product line in to a variety of industries with a full spectrum of hardware and software product design and engineering services. In addition to our existing designs and distribution of carry and protective solutions, primarily for hand held electronic devices, the company now provides one stop shopping for the design development and manufacturing opportunities from a variety of sources.

Contact:

Forward Industries, Inc.

Michael Matte, CFO

(561) 465-0031

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FORWARD INDUSTRIES, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	September 30,
	2019	2018

Assets

Current assets:
Cash	$3,092,813	$4,369,866
Accounts receivable, net	6,695,120	9,024,518
Inventories	1,608,827	1,568,914
Prepaid expenses and other current assets	441,502	248,434

Total current assets	11,838,262	15,211,732

Property and equipment, net	243,002	358,975
Intangible assets, net	1,248,712	1,411,182
Goodwill	2,182,427	2,182,427
Investment	326,941	–
Other assets	255,008	63,550

Total assets	$16,094,352	$19,227,866

Liabilities and shareholders' equity

Current liabilities:
Line of credit	$1,300,000	$350,000
Accounts payable	315,444	329,967
Due to Forward China	3,236,693	4,197,435
Deferred income	219,831	125,013
Notes payable - short-term portion	1,654,799	1,770,112
Capital leases payable - short-term portion	39,941	56,876
Deferred consideration - short-term portion	834,000	200,000
Accrued expenses and other current liabilities	694,972	594,887
Total current liabilities	8,295,680	7,624,290

Other liabilities:
Notes payable - long-term portion	–	54,335
Capital leases payable - long-term portion	26,438	64,041
Deferred rent	60,935	47,605
Deferred consideration - long-term portion	–	338,000
Total other liabilities	87,373	503,981

Total liabilities	8,383,053	8,128,271

Commitments and contingencies

Shareholders' equity:

Common stock, par value $0.01 per share; 40,000,000 shares authorized; 9,533,851 and 9,533,851 shares issued and outstanding, respectively	95,338	95,338
Additional paid-in capital	18,936,130	18,720,396
Accumulated deficit	(11,320,169)	(7,716,139)

Total shareholders' equity	7,711,299	11,099,595

Total liabilities and shareholders' equity	$16,094,352	$19,227,866

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FORWARD INDUSTRIES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Fiscal Years Ended September 30,
	2019	2018

Net Revenues	$37,409,030	$34,499,503
Cost of sales	30,828,148	27,931,427
Gross profit	6,580,882	6,568,076

Operating expenses:
Sales and marketing	1,965,230	1,782,138
General and administrative	7,713,035	4,525,286
Total operating expenses	9,678,265	6,307,424

Income (loss) from operations	(3,097,383)	260,652

Other income (expenses):
Fair value adjustment of earn-out consideration	(260,000)	510,000
Fair value adjustment of deferred cash consideration	(36,000)	(12,000)
Interest expense	(201,004)	(115,447)
Other expense	(13,805)	(10,885)
Total other income (expense)	(510,809)	371,668

Income (loss) before income taxes	(3,608,192)	632,320

Benefit from income taxes	4,162	747,000

Net income (loss)	$(3,604,030)	$1,379,320

Earnings (loss) per share:
Basic	$(0.38)	$0.15
Diluted	$(0.38)	$0.15

Weighted average number of common and common equivalent shares outstanding:
Basic	9,532,034	9,264,670
Diluted	9,532,034	9,354,669

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